UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

Apexigen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39488	85-1260244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Shoreway Road, Suite C San Carlos, CA	94070
(Address of principal executive offices)	(Zip Code)

(650) 931-6236

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Apexigen” and the “Company” refer to Apexigen, Inc., a Delaware corporation (f/k/a Brookline Capital Acquisition Corp., a Delaware corporation), and its consolidated subsidiaries following the closing of the Business Combination (as defined below). Unless the context otherwise requires, references to “BCAC” refer to Brookline Capital Acquisition Corp., a Delaware corporation prior to the closing of the Business Combination (the “Closing”). All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section titled “Basis of Presentation and Glossary” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Closing of the Business Combination

On March 17, 2022, Brookline Capital Acquisition Corp., a Delaware corporation (“BCAC”), and Project Barolo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of BCAC (“Merger Sub”), entered into a Business Combination Agreement (as amended by Amendment No. 1 to the Business Combination Agreement and as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”) with Apexigen, Inc., a Delaware corporation (“Legacy Apexigen”).

On July 27, 2022, BCAC held an annual meeting of its stockholders at which BCAC’s stockholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on July 6, 2022 (the “Proxy Statement/Prospectus”), including, among other things, the adoption of the Business Combination Agreement. On July 29, 2022 (the “Closing Date”), as

contemplated by the Business Combination Agreement and described in the section of the Proxy Statement/Prospectus entitled “Proposal No. 1 - The Business Combination Proposal” beginning on the page 154 of the Proxy Statement/Prospectus, BCAC consummated the transactions contemplated by the Business Combination Agreement, whereby, Merger Sub merged with and into Legacy Apexigen, with Legacy Apexigen continuing as the surviving corporation, resulting in Legacy Apexigen becoming a wholly owned subsidiary of BCAC (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Pursuant to the Business Combination Agreement:

•

holders of existing shares of Common Stock of Legacy Apexigen (following the conversion of each issued and outstanding share of Legacy Apexigen’s preferred stock into shares of Common Stock of Legacy Apexigen prior to the Effective Time) and a holder of a warrant to purchase shares of Common Stock of Legacy Apexigen (together, the “Legacy Apexigen Stockholders”), received 18,151,571 shares of the Company’s Common Stock, pursuant to the Exchange Ratio of 0.102448 shares for each share of Legacy Apexigen Common Stock held;

•

holders of options to purchase Common Stock of Legacy Apexigen (the “Legacy Apexigen Stock Options”) received options to acquire 3,415,868 shares of the Company’s Common Stock pursuant to the Exchange Ratio; and

•

a holder of a warrant to purchase shares of Common Stock and Preferred Stock of Legacy Apexigen (the “Legacy Apexigen Warrant”) received a warrant to acquire 4,321 shares of the Company’s Common Stock pursuant to the Exchange Ratio.

Following the Closing, the Legacy Apexigen Stockholders hold approximately 84.6% of the outstanding shares of the Company, and Legacy Apexigen is a wholly owned subsidiary of the Company. On August 1, 2022, the Company’s Common Stock and the Company’s Public Warrants began trading on the Nasdaq Capital Market under the symbols “APGN” and “APGNW,” respectively.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Closing of PIPE Investments

In connection with the execution of the Business Combination Agreement, BCAC entered into subscription agreements with certain investors (collectively, the “Subscription Agreements” and such investors, the “PIPE Investors”), pursuant to which the PIPE Investors, contingent upon the consummation of the Business Combination, agreed to subscribe for and purchase, and BCAC agreed to issue and sell to the PIPE Investors, an aggregate of 1,502,000 units (each a “PIPE Unit”) at a purchase price of $10.00 per unit for an aggregate purchase price of $15,020,000 (the “PIPE Investment”). Each PIPE Unit consists of one share of BCAC Common Stock and one-half of one warrant. Each whole warrant entitles the PIPE Investor to purchase one share of BCAC Common Stock at an exercise price of $11.50 per share during the period commencing 30 days after the Closing and terminating on the five-year anniversary of the Closing. Pursuant to the Subscription Agreements, BCAC agreed to provide the PIPE Investors with certain registration rights with respect to the PIPE Units. The PIPE Investment was consummated substantially concurrently with the Closing and the Company received $14,520,000 of the expected $15,020,000 from PIPE Investors. The Company expects to receive the remaining $500,000 once a final investor satisfies applicable regulatory requirements.

A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “Other Agreements - Subscription Agreements” beginning on page 294 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Lincoln Park Purchase Agreement

Concurrently with the execution of the Business Combination Agreement, BCAC, Legacy Apexigen, and Lincoln Park Capital Fund, LLC (“Lincoln Park”) entered into a Purchase Agreement (the “Lincoln Park Purchase

Agreement”), pursuant to which the Company has the right to direct Lincoln Park to purchase from the Company up to an aggregate amount of $50,000,000 of the Company’s Common Stock from time to time over a 24-month period following the Closing, subject to certain limitations contained in the Lincoln Park Purchase Agreement, and a Registration Rights Agreement, providing for the registration of the shares of the Company’s Common Stock issuable in respect of the Lincoln Park Purchase Agreement. On the date of the Closing, the Company issued to Lincoln Park 150,000 shares of the Company’s Common Stock. Additionally, the Company will issue to Lincoln Park $1,500,000 of the Company’s Common Stock on the date that is 90 calendar days after the date of the Closing at the purchase price equal to the arithmetic average of the last closing sale price for the Company’s Common Stock during the 10 consecutive business days ending on the business day immediately preceding the delivery of such shares, provided that in no event shall the amount of such shares exceed 500,000.

A description of the Lincoln Park Purchase Agreement and Lincoln Park Registration Rights Agreement is included in the Proxy Statement/Prospectus in the section titled “Other Agreements - Lincoln Park Purchase Agreement and Registration Rights Agreement” beginning on page 294 of the Proxy Statement/Prospectus. The foregoing description of the Lincoln Park Purchase Agreement and Lincoln Park Registration Rights Agreement is a summary only and is qualified in its entirety by the full text of the Lincoln Park Purchase Agreement and Lincoln Park Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement

Indemnification Agreements

On July 29, 2022, in connection with the Closing, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the Form of Apexigen, Inc. Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Amended and Restated Warrant Agreement

On July 29, 2022, in connection with the Closing, the Company entered into an Amended and Restated Warrant Agreement with Continental Stock Transfer & Trust Company, as warrant agent (the “A&R Warrant Agreement”), in order to account for the PIPE Warrants throughout the A&R Warrant Agreement and address the terms and conditions of the PIPE Warrants, as contemplated by the Subscription Agreements.

The foregoing description of the A&R Warrant Agreement is qualified in its entirety by the full text of the A&R Warrant Agreement, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01. The material terms and conditions of the Business Combination Agreement are described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1 - The Business Combination Proposal,” “The Business Combination” and “The Business Combination Agreement” beginning on pages 154, 277 and 279, respectively, and that information is incorporated herein by reference.

The Business Combination Agreement and the Business Combination were approved by the Company’s stockholders at the annual meeting of the Company’s stockholders held on July 27, 2022 (the “Annual Meeting”). On July 29, 2022, the parties to the Business Combination Agreement consummated the Business Combination.

Prior to and in connection with the Annual Meeting, holders of 4,618,607 out of 5,061,592 shares of BCAC’s Common Stock exercised their right to redeem those shares for cash at a price of approximately $10.22 per share, for an aggregate of approximately $47.2 million, which was paid out of the Trust Account following the Closing (the “BCAC Shares Redemption”).

Pursuant to the terms and conditions of the Business Combination Agreement, because the cash proceeds from (i) the PIPE Investment, as actually received by BCAC prior to or substantially concurrently with the Closing from investors to the Trust Account or that were first introduced by BCAC or its representatives or (ii) as a result of public stockholders not redeeming shares reflecting cash maintained in the Trust Account (the “BCAC Related Funds Amount”) at Closing that were available to the Combined Company were less than $20,000,000, 436,021 of the Sponsor Shares were forfeited and cancelled at the Closing (the “Sponsor Shares Forfeiture”).

Immediately after the Closing and following the BCAC Shares Redemption, the Sponsor Shares Forfeiture and the issuance of 1,452,000 shares of the Company’s Common Stock to the PIPE Investors and 150,000 shares of the Company’s Common Stock to Lincoln Park, the Company had the following outstanding securities:

•

21,445,035 shares of the Company’s Common Stock of which 18,151,571 are held by Legacy Apexigen Stockholders, 442,985 are held by former BCAC public stockholders, 1,248,479 are held by Brookline Capital Holdings, LLC, as BCAC’s sponsor, together with the BCAC IPO underwriter and certain of its employees, 1,452,000 are held by the PIPE Investors and 150,000 are held by Lincoln Park;

•

3,724,500 warrants, each exercisable for one share of the Company’s Common Stock at a price of $11.50 per share, of which 2,875,000 were originally Public Warrants of BCAC, 726,000 were originally PIPE Warrants and 123,500 were originally Private Placement Warrants;

•	4,321 shares of the Company’s Common Stock issuable upon the exercise of a Legacy Apexigen Warrant assumed from Legacy Apexigen as a result of the Business Combination; and

•	3,415,868 shares of the Company’s Common Stock issuable upon the exercise of the Legacy Apexigen Stock Options assumed from Legacy Apexigen as a result of the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Business Combination Agreement, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These forward-looking statements include statements about future financial and operating results of the Company; benefits of the Business Combination; statements about the plans, strategies and objectives of management for future operations of the Company; statements regarding future performance; and other statements regarding the Business Combination. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views about the Business Combination and future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	We are in the early stages of clinical drug development and have a limited operating history and no products approved for commercial sale.

•	We have incurred net losses since inception and expect to continue to incur significant net losses for the foreseeable future.

•	Our ability to generate revenue and achieve profitability depends significantly on our ability to achieve a number of objectives.

•

We will require substantial additional capital to finance operations. If we are unable to raise such capital when needed or on acceptable terms, we may be forced to delay, reduce, and/or eliminate one or more research and drug development programs or future commercialization efforts.

•	We are dependent on the success of our product candidates, including our lead product candidate, sotigalimab, which is currently in multiple clinical trials.

•

Our clinical trials may reveal serious adverse events, toxicities, or other side effects of our current and any future product candidates that result in a safety profile that could inhibit regulatory approval or market acceptance of our product candidates.

•	If we experience delays or difficulties in the enrollment of patients in clinical trials, our receipt of necessary marketing approvals could be delayed or prevented.

•

The clinical trials of our current and any of our future product candidates may not demonstrate safety and efficacy to the satisfaction of regulatory authorities or otherwise be timely conducted or produce positive results.

•

The regulatory approval processes of the Food and Drug Administration, European Medicines Agency, and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable. If we are ultimately unable to obtain regulatory approval for our product candidates, we will be unable to generate product revenue and our business will be substantially harmed.

•

We rely on third parties to conduct our clinical trials and those third parties may not perform satisfactorily, including failing to meet deadlines for the completion of such trials, research and studies.

•	The COVID-19 pandemic could adversely impact our business including our ongoing and planned clinical trials and preclinical research.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors.” You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

Business

Apexigen’s business prior to the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Information About Apexigen” beginning on page 204 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The Company announces material information to the public through a variety of means, including filings with the SEC, press releases, public conferences and the Company’s website (https://www.apexigen.com). The Company uses these channels to communicate with investors and the public news and developments about the Company and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

Risk Factors

The risks associated with the Company’s business and operations and the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 50, and that information is incorporated herein by reference.

Financial Information

Unaudited Condensed Financial Statements

The unaudited condensed financial statements of Legacy Apexigen prior to the Business Combination as of March 31, 2022 and December 31, 2021 and for the three months ended March 31, 2022 and 2021, and the audited financial statements of Legacy Apexigen prior to the Business Combination for the years ended December 31, 2021 and 2020 are set forth in the Proxy Statement/Prospectus beginning on page F-56 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of BCAC and Legacy Apexigen as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Conditions and Results of Operation

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 242 in the section titled “Apexigen’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosure about Market Risk

Reference is made to the disclosures contained in the Proxy Statement/Prospectus beginning on page 255 in the section titled “Apexigen’s Management’s Discussion and Analysis of Financial Condition and Results of Operations-Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference.

Properties

The Company’s facilities and office space are described in the Proxy Statement/Prospectus beginning on page 241 in the section titled “Apexigen’s Business-Facilities,” which is incorporated herein by reference.

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of the Company’s Common Stock as of the Closing Date (the “Ownership Date”), after giving effect to (i) the consummation of the Business Combination, PIPE Investment and the issuance of 150,000 shares of the Company’s Common Stock to Lincoln Park pursuant to the Lincoln Park Purchase Agreement, (ii) the BCAC Shares Redemption and the Sponsor Shares Forfeiture:

•	each person who is known to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Ownership Date.

The beneficial ownership of the Company’s Common Stock is based on 21,445,035 shares of the Company’s Common Stock outstanding as of the Ownership Date.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders:
Decheng Capital China Life Sciences USD Fund II, L.P.(1)	1,894,551	8.8%
Brookline Capital Holdings, LLC(2)	1,314,479	6.1%
3E Bioventures Capital, L.P.(3)	1,141,599	5.3%

Named Executive Officers and Directors:(4)
Xiaodong Yang, M.D., Ph.D.(5)	1,738,423	7.7%
Frank Hsu, M.D.(6)	56,217	*
Amy Wong(7)	411,077	1.9%
Meenu Karson	—	*
Herb Cross(8)	24,853	*
Jakob Dupont, M.D.(9)	22,874	*
Gordon Ringold, Ph.D.(10)	34,882	*
Scott Smith(11)	26,273	*
Samuel P. Wertheimer, Ph.D.	—	*
Dan Zabrowski, Ph.D.	—	*
All current directors and executive officers as a group (12 persons)(12)	2,314,599	10.0%

*	Represents beneficial ownership of less than 1%
(1)

Consists of shares held of record by Decheng Capital China Life Sciences USD Fund II, L.P. (Decheng Capital). Decheng Capital Management II (Cayman), LLC (Decheng Management) serves as the general partner of Decheng Capital and possesses the power to direct the voting and disposition of the shares owned by Decheng Capital. Dr. Min Cui, the founder and managing director of Decheng Capital, is the sole director and sole voting shareholder of Decheng Management and has sole voting and dispositive power over the shares held by Decheng Capital. The address for Decheng Capital is No. 6, 1006 Huashan Road, Shanghai 200050, China.

(2)

Consists of 1,190,979 shares held of record by Brookline Capital Holdings, LLC (BCH) and 123,500 shares subject to Private Placement Warrants held by BCH that are exercisable within 60 days of July 29, 2022. William Buchanan, Jr. serves as the Managing Partner of Brookline Capital Markets, which is the managing member of BCH. Consequently, such person may be deemed the beneficial owner of the shares and warrants held by BCH and have voting and dispositive control over such securities. Such person disclaims beneficial ownership of any shares or warrants other than to the extent he may have a pecuniary interest therein, directly or indirectly. The address for BCH is 280 Park Avenue, Suite 43W, New York, NY 10017.

(3)

Consists of shares held of record by BC Rabbit Limited and BC Bunny Limited. 3E Bioventures Capital, L.P. (3E Fund) controls BC Rabbit Limited and BC Bunny Limited. 3E Bioventures GP, LLC (3E GP) is the ultimate general partner of 3E Fund. Each of Qianye Karen Liu, the sole director of 3E GP, and Yu Fang and Jin Li, members of 3E GP, may be deemed to hold shared voting and dispositive power over the shares held by 3E Fund. The address for 3E Fund is Willow House, Cricket Square, Grand Cayman, KY1-1001, Cayman Islands.

(4)	The business address of each of these individuals is at c/o Apexigen, Inc., 75 Shoreway Road, Suite C, San Carlos, CA 94070.
(5)

Consists of 497,904 shares of Common Stock held by Dr. Yang, 10,000 shares subject to warrants held by Dr. Yang that are exercisable within 60 days of July 29, 2002, and 1,230,519 shares subject to options held by Dr. Yang that are exercisable within 60 days of July 29, 2022.

(6)	Consists of 56,217 shares subject to options held by Dr. Hsu that are exercisable within 60 days of July 29, 2022.
(7)	Consists of 411,077 shares subject to options held by Ms. Wong that are exercisable within 60 days of July 29, 2022.
(8)	Consists of 24,853 shares subject to options held by Mr. Cross that are exercisable within 60 days of July 29, 2022.
(9)	Consists of 22,874 shares subject to options held by Dr. Dupont that are exercisable within 60 days of July 29, 2022.
(10)

Consists of 10,000 shares of Common Stock held by Dr. Ringold, 5,000 shares subject to warrants held by Dr. Ringold that are exercisable within 60 days of July 29, 2002, and 19,882 shares subject to options held by Dr. Ringold that are exercisable within 60 days of July 29, 2022.

(11)	Consists of 26,273 shares subject to options held by Mr. Smith that are exercisable within 60 days of July 29, 2022.
(12)

Consists of 507,904 shares of Common Stock held by our executive officers and directors, 15,000 shares subject to warrants held by our executive officers and directors that are exercisable within 60 days of July 29, 2002, and 1,791,695 shares subject to options held by executive officers and directors that are exercisable within 60 days of July 29, 2022.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Business Combination is included in the Proxy Statement in the section titled “Management of the Combined Company Following the Business Combination” beginning on page 257 and that information is incorporated herein by reference.

Executive Compensation

The information set forth in the section entitled “Executive Compensation of Apexigen” beginning on page 267 of the Proxy Statement/Prospectus is incorporated herein by reference.

Director Compensation

The information set forth in the section entitled “Management of the Combined Company Following the Business Combination - Director Compensation” beginning on page 263 of the Proxy Statement is incorporated herein by reference.

Certain Relationships and Related Transactions.

The information set forth in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 335 of the Proxy Statement/Prospectus is incorporated herein by reference.

Legal Proceedings

The information set forth in the section entitled “Apexigen’s Business—Legal Proceedings” on page 241 of the Proxy Statement/Prospectus is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information set forth in the section entitled “Market Price and Dividend Information” on page 40 of the Proxy Statement/Prospectus is incorporated herein by reference. Additional information regarding holders of the Company’s securities is set forth below in the section of this Current Report on Form 8-K titled “Description of Registrant’s Securities.”

On August 1, 2022 Apexigen’s Common Stock and Warrants began trading on The Nasdaq Capital Market under the symbol “APGN” and “APGNW,” respectively.

In connection with the Closing, each BCAC Unit was separated into its components, which consisted of one share of BCAC Common Stock and one-half of one warrant, with each whole warrant redeemable for one share of BCAC Common Stock, and such BCAC Units no longer exist.

Recent Sales of Unregistered Securities

The disclosure set forth below in Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities is incorporated herein by reference.

Description of Registrant’s Securities

The information set forth in the section entitled “Description of Capital Stock of the Combined Company” beginning on page 329 of the Proxy Statement/Prospectus is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth in the section entitled “Executive Compensation of Apexigen - Limitation of Liability and Indemnification” beginning on page 275 of the Proxy Statement/Prospectus is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section titled “Indemnification Agreements” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 1, 2022, Nasdaq Stock Market LLC filed a Form 25 with the SEC in connection with the delisting of the Company’s previously issued BCAC Units from the Nasdaq Capital Market.

Item 3.02.	Unregistered Sales of Equity Securities

PIPE Investment

On July 29, 2022, the Company consummated the PIPE Investment. The description of the PIPE Investment under the section of this Current Report on Form 8-K titled “Introductory Note” is incorporated into this Item 3.02 by reference.

Lincoln Park Purchase Agreement

On July 29, 2022, the Company issued 150,000 shares of its Common Stock to Lincoln Park pursuant to the Lincoln Park Purchase Agreement. The description of the Lincoln Park Purchase Agreement under the section of this Current Report on Form 8-K titled “Introductory Note” is incorporated into this Item 3.02 by reference.

Each of the foregoing issuances was made in a transaction not involving a public offering pursuant to an exemption from the registration requirements of the Securities Act in reliance upon Section 4(a)(2) of the Securities Act, or Regulation D or Regulation S promulgated under the Securities Act.

Item 3.03.	Material Modification of Rights of Security Holders

At the Annual Meeting, BCAC stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 2-The Charter Proposals” (the “Charter Proposals”) beginning on page 155, and that information is incorporated herein by reference.

The Company’s Amended and Restated Certificate of Incorporation, which became effective upon filing with the Secretary of State of the State of Delaware on July 29, 2022, includes the amendments proposed by the Charter Proposals.

In connection with the Closing, the Board approved and adopted the Amended and Restated Bylaws, which became effective upon the consummation of the Business Combination.

The descriptions of the Company’s Amended and Restated Certificate of Incorporation and the general effect of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws upon the rights of the holders of the Company’s Common Stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2-The Charter Proposals,” “Comparison of Stockholders’ Rights” and “Description of Capital Stock of the Combined Company” beginning on pages 155, 322 and 329, respectively, are incorporated herein by reference.

The foregoing description of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the terms of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference.

Item 5.01.	Changes in Control of Registrant

The information set forth in the section entitled “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The information set forth in the section of the Proxy Statement/Prospectus titled “Proposal No. 1 — The Business Combination Proposal” beginning on page 154 of the Proxy Statement/Prospectus is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors and Appointment of Officers

Upon the Closing, each executive officer of BCAC ceased serving in such capacities, and Scott Katzmann, James Hauslein, Elgar Peerschke and Tito Serafini ceased serving on BCAC’s board of directors.

The information set forth in Item 2.01 of this Current Report on Form 8-K in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Director Compensation” and “Certain Relationships and Related Transactions” are incorporated herein by reference.

2022 Equity Incentive Plan

At the Annual Meeting, the BCAC stockholders considered and approved the Apexigen, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan became effective upon the Closing.

A summary of the terms of the 2022 Plan is set forth in the Proxy Statement/Prospectus in the section entitled “Proposal No. 5 — The Equity Incentive Plan Proposal” beginning on page 162 and is incorporated herein by reference.

The foregoing description of the 2022 Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by reference to the text of the 2022 Plan, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

2022 Employee Stock Purchase Plan

At the Annual Meeting, the BCAC stockholders considered and approved the Apexigen, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6 - The ESPP Proposal” beginning on page 171 of the Proxy Statement/Prospectus is incorporated herein by reference.

The foregoing description of the ESPP and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, the Board approved and adopted the Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to all of the Company’s employees, officers and directors. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available on the investor relations page of the Company’s website.

Item 5.06.	Change in Shell Company Status

As a result of the Business Combination, BCAC ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 154 of the Proxy Statement/Prospectus, which is incorporated herein by reference. In addition, the information set forth under “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

As previously reported on the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2022 (the “Stockholder Meeting Form 8-K”), on July 27, 2022, the Company held a meeting of its stockholders to approve certain matters related to the Business Combination. The information included in the Stockholder Meeting Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

a)	Financial Statements of Business Acquired

•

The audited financial statements of Legacy Apexigen as of and for the years ended December 31, 2021 and 2020 and notes thereto are included in the Proxy Statement/Prospectus beginning on page F-77 and are incorporated herein by reference.

•

The unaudited condensed financial statements of Legacy Apexigen as of March 31, 2022 and December 31, 2021 and for the three months ended March 31, 2022 and 2021 are set forth in the Proxy Statement/Prospectus beginning on page F-56 and are incorporated herein by reference.

b)	Pro Forma Financial Information

•

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

c)	Exhibits

Exhibit Index

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of March 17, 2022 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by BCAC on March 18, 2022).

2.2	Amendment No. 1 to Business Combination Agreement, dated as of June 26, 2022 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by BCAC on June 27, 2022).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form S-1 filed by BCAC with the SEC on August 24, 2020).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to the Registration Statement on Form S-1 filed by BCAC with the SEC on August 24, 2020).

4.3	Amended and Restated Warrant Agreement, dated July 29, 2022, by and between BCAC and Continental Stock Transfer & Trust Company, LLC.

10.1	Registration Rights and Lock-Up Agreement, dated March 17, 2022, by and among BCAC and certain equityholders named therein (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by BCAC on March 18, 2022).

10.2	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by BCAC on March 18, 2022).

10.3	Lincoln Park Purchase Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by BCAC on March 18, 2022).

10.4	Registration Rights Agreement (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by BCAC on March 18, 2022).

10.5#	Apexigen, Inc. 2022 Equity Incentive Plan and forms of agreements thereunder.

10.6#	Apexigen, Inc. 2022 Employee Stock Purchase Plan and forms of agreements thereunder.

10.7#	Form of Apexigen, Inc. Indemnification Agreement (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4/A filed by BCAC on May 24, 2022).

10.8#	Confirmatory Employment Letter between Apexigen, Inc. and Xiaodong Yang (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4/A filed by BCAC on June 27, 2022).

10.9#	Confirmatory Employment Letter between Apexigen, Inc. and Amy Wong (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4/A filed by BCAC on June 27, 2022).

10.10#	Confirmatory Employment Letter between Apexigen, Inc. and Frank Hsu (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4/A filed by BCAC on June 27, 2022).

10.11#	Confirmatory Employment Letter between Apexigen, Inc. and Francis Sarena (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4/A filed by BCAC on June 27, 2022).

10.12#	Confirmatory Employment Letter between Apexigen, Inc. and William Duke, Jr. (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4/A filed by BCAC on June 27, 2022).

10.13#	Change in Control and Severance Plan (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4/A filed by BCAC on June 27, 2022).

99.1	Unaudited pro forma condensed combined financial statements for the Company as of and for the three months ended March 31, 2022 and the year ended December 31, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2022	APEXIGEN, INC.

	By:	/s/ Francis Sarena
	Name:	Francis Sarena
	Title:	Chief Operating Officer